UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2017

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-33411

VA	31-1804543
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

67 Commerce Drive

Honaker, VA 24260

(Address of principal executive offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2017, Eugene Hearl informed New Peoples Bankshares, Inc. (the “Company”), its wholly owned banking subsidiary, New Peoples Bank, Inc. (the “Bank”), and the Bank’s insurance subsidiary NPB Insurance Services, Inc. (the “Insurance Services”) of his request to rescind his resignation from the Board of Directors of the Company, the Bank, and Insurance Services which was to take effect on December 31, 2017, as previously announced, and to remain a member of the Boards of Directors of these entities. The Board of Directors approved Mr. Hearl’s request to rescind his resignation and accordingly Mr. Hearl will remain a member of the Boards of Directors of these entities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

(Registrant)

Date: December 19, 2017

By: /s/ C. Todd Asbury______

C. Todd Asbury

President and Chief Executive Officer